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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-89008, No. 33-65578 and No. 33-6727511) of IMP,
Inc. of our report dated June 19, 2000 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

San Jose, California
July 15, 2002